UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2016

MATCH GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-37636	26-4278917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8300 Douglas Avenue, Suite 800, Dallas, TX	75225
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2016, after more than eight years of service to Match Group, Inc. (the “Company”), Mr. Jeffrey Dawson informed the Company that he is resigning from his position as Chief Financial Officer, Dating, in order to accept a position with another company.  Mr. Dawson will remain with the Company through mid-August to assist with transition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ GARY SWIDLER
Name:	Gary Swidler
Title:	Chief Financial Officer

Date:  July 14, 2016